EXHIBIT (a)(1)(B)

                              Letter of Transmittal

                                    To Tender
                             Shares of Common Stock
                                       of
                           EUROWEB INTERNATIONAL CORP.

                        Pursuant to the Offer to Purchase
                             Dated February 20, 2002

                                       by

                           EVEREST ACQUISITION CORP.,
                          a wholly owned subsidiary of
                                 PANSOURCE B.V.,
             which is in turn an indirect wholly owned subsidiary of
                              KONINKLIJKE KPN N.V.

       -------------------------------------------------------------------
       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, MARCH 19, 2002, UNLESS THE OFFER IS EXTENDED
       -------------------------------------------------------------------

                        The Depositary for the Offer is:

                          Mellon Investor Services LLC

            By Mail:                            By Hand:                            By Courier:
  Mellon Investor Services LLC        Mellon Investor Services LLC         Mellon Investor Services LLC
      Post Office Box 3301              120 Broadway, 13th Floor       85 Challenger Road - Mail Drop-Reorg
   South Hackensack, NJ 07606              New York, NY 10271                Ridgefield Park, NJ 07660
Attn: Reorganization Department     Attn: Reorganization Department       Attn: Reorganization Department


           By Facsimile transmission (For Eligible Institutions only):
                                 (201) 296-4293

                 Confirm receipt of facsimile by telephone only:
                                 (201) 296-4860

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

         THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

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                                                   DESCRIPTION OF SHARES TENDERED
  ---------------------------------------------------------------------------------------------------------------------
         Name(s) and Address(es) of Registered Holder(s)
              (Please fill in, if blank, exactly as                                 Shares Tendered
           names(s) appear(s) on share certificate(s))                (Attach additional signed list if necessary)
  ---------------------------------------------------------------------------------------------------------------------

                                                                                    Total Number
                                                                  Share               of Shares              Number of
                                                               Certificate         Represented by             Shares
                                                                Number(s)*         Certificate(s)*          Tendered**
                                                            ------------------- ---------------------- ----------------

                                                            ------------------- ---------------------- ----------------

                                                            ------------------- ---------------------- ----------------

                                                            ------------------- ---------------------- ----------------
                                                            Total Shares
  ---------------------------------------------------------------------------------------------------------------------

  *   Need not be completed by Book-Entry Stockholders (as defined below).
  ** Unless otherwise indicated, it will be assumed that all shares described above are being tendered. See Instruction 4.
  ------------------------------------------------------------------------------

[ ] Check here if certificates have been lost, destroyed or stolen. See Instruction 11. Number of shares represented by lost, destroyed or stolen certificates: __________________________.

       This Letter of Transmittal is to be used by stockholders of EuroWeb International Corp. if certificates for the Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of the Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined in the Introduction to the Offer to Purchase) at the Book-Entry Transfer Facility (as defined in Section 7 and pursuant to the procedures set forth in Section 8 of the Offer to Purchase). Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver Shares are referred to herein as "Certificate Stockholders."

       Stockholders whose certificates for Shares are not immediately available, or who cannot comply with the procedures for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date (as defined in Section 6 of the Offer to Purchase) may tender their Shares by following the procedures of guaranteed delivery set forth in Section 8 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

       Name of Tendering Institution:
                                     -------------------------------------------

       Account Number:
                      ----------------------------------------------------------

       Transaction Code Number:
                               -------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
       FOLLOWING:

       Name(s) of Registered Owner(s):
                                      ------------------------------------------

       Window Ticket Number (if any):
                                     -------------------------------------------

       Date of Execution of Notice of Guaranteed Delivery:
                                                          ----------------------

       Name of Eligible Institution with Guaranteed Delivery:
                                                             -------------------

       If delivery is by book-entry transfer (provide the following), check box: [ ]

       Account Number:
                      ----------------------------------------------------------

       Transaction Code Number:
                               -------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

       The undersigned hereby tenders to Everest Acquisition Corp., a Delaware corporation ("Everest Acquisition") and a wholly owned subsidiary of Pansource B.V., a Dutch corporation, which is in turn an indirect wholly owned subsidiary of Koninklijke KPN N.V., a Dutch corporation, the above-described shares of Common Stock, par value $0.001 per share (the "Shares"), of EuroWeb International Corp., a Delaware corporation ("EuroWeb" or the "Company"), at $2.25 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 20, 2002 and in this related Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Everest Acquisition reserves the right to transfer or assign to one or more of its affiliates, in whole or from time to time in part, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Everest Acquisition of its obligations under the Offer or prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

       Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of the Offer as so extended or amended), subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Everest Acquisition, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after February 20, 2002 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Everest Acquisition, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

       By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Everest Acquisition, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Everest Acquisition. This appointment will be effective if and when, and only to the extent that, Everest Acquisition accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Everest Acquisition reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Everest Acquisition's acceptance for payment of such Shares, Everest Acquisition must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

       The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of tendered shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Everest Acquisition, Everest Acquisition will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Everest Acquisition to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Everest Acquisition all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Everest Acquisition shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distributions as determined by Everest Acquisition in its sole discretion.

       All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after Saturday, April 20, 2002, subject to the withdrawal rights set forth in Section 9 of the Offer to Purchase.

       The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 8 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Everest Acquisition upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any Offer so extended or amended). With limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Everest Acquisition may not be required to accept for payment any of the Shares tendered hereby.

       Unless otherwise indicated under "Special Payment Instructions," please issue the check for the offer price of all Shares purchased and/or return any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of the Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the offer price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of the Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the offer price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Everest Acquisition has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Everest Acquisition does not accept for payment any of the Shares so tendered.

------------------------------------------------------------------------
                     SPECIAL PAYMENT INSTRUCTIONS
                   (SEE INSTRUCTIONS 1, 5, 6 AND 7)

       To be completed ONLY if the check for the purchase price of the Shares accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for any Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.


Issue check and/or stock certificates to:
                                         ---------------------------------------


Name
    ----------------------------------------------------------------------------
                                 (Please Print)


Address
       -------------------------------------------------------------------------
                               (Include Zip Code)



--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                        (Tax ID. or Social Security No.)
                            (See Substitute Form W-9)

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

       To be completed ONLY if certificates for any Shares not tendered or not accepted for payment and/or the check for the purchase price of any Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of the Shares Tendered."

Mail check and/or stock certificates to:

Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                        (Tax ID. or Social Security No.)
                            (See Substitute Form W-9)


[ ] Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

       -------------------------------------------------------------------------
                                (Account Number)

  ------------------------------------------------------------------------------
                                    IMPORTANT
                             STOCKHOLDER: SIGN HERE
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)
                           (SIGNATURE(S) OF OWNER(S))

---> X
       ------------------------------------------------------------------------


---> X
       ------------------------------------------------------------------------
                        (Signature(s) of Shareholder(s))

  Dated:                                                            , 2002
        -----------------------------------------------------------
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

  Name(s)
        ------------------------------------------------------------------------
                                 (Please Print)

  Name of Firm
              ------------------------------------------------------------------

  Capacity (full title)
                       ---------------------------------------------------------

  Address
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)


  Area Code and Telephone Number


  Tax Identification or
  Social Security No.
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
                             GUARANTEE OF SIGNATURES
                           (SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s)
                        --------------------------------------------------------

Name(s)
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 (Please Print)

Name of Firm
             -------------------------------------------------------------------

Address
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            (Include Zip Code)


Area Code and Telephone Number
                              --------------------------------------------------

Dated:                                                                    , 2002
      -------------------------------------------------------------------


--------------------------------------------------------------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

       1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this section, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan association and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "Eligible Guarantor Institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

       2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders of the Company either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 8 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (1) on or prior to the Expiration Date (as defined in the Offer to Purchase), (a) share certificates representing tendered shares must be received by the Depositary at one of its addresses set forth herein, or such shares must be tendered pursuant to the book-entry transfer procedures set forth herein and in Section 8 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary, (b) the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer of the Shares, must be received by the Depositary at one of its addresses and (c) any other documents required by the Letter of Transmittal must be received by the Depositary at one of such addresses or (2) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in Section 8 of the Offer to Purchase.

       Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the procedure for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in Section 8 of the Offer to Purchase.

       Pursuant to such guaranteed delivery procures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Everest Acquisition, must be received by the Depositary prior to the Expiration Date and (c) the share certificates representing tendered Shares are received by the Depositary at one of its addressed as set forth herein, or such shares are tendered pursuant to the book-entry transfer procedures and a Book-Entry Confirmation is received by the Depositary, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which The Nasdaq SmallCap Market is open for business.

       The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation that states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Everest Acquisition may enforce such agreement against such participant. The signatures on this Letter of Transmittal cover the Shares tendered hereby.

       THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

       No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

       3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

       4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

       5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

       If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

       If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

       If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Everest Acquisition of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

       If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

       6. Stock Transfer Taxes. Everest Acquisition will pay any stock transfer taxes incident to the transfer to it of validly tendered shares. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for any Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if the tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Everest Acquisition of the payment of such taxes, or exemption therefrom, is submitted.

       Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares tendered hereby.

       7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

       8. Backup Withholding. In order to avoid "backup withholding" of U.S. Federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9.

       Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

       The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitution Form W-9" for additional guidance on which number to report.

       Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate foreign stockholders should complete and sign the main signature form and a Form W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, a copy of which may be obtained from the Depositary or from the Internal Revenue Service, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

       9. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address and phone numbers set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone numbers set forth below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

       10. Waiver of Conditions. Subject to the Offer to Purchase, Everest Acquisition reserves the absolute right in its sole discretion to waive, at any time and from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered. In the Offer to Purchase Everest Acquisition has agreed, among other things, that it will not waive the Minimum Condition (as defined in the Introduction to the Offer to Purchase), if the effect of such waiver would permit Everest Acquisition to purchase less than a majority of the outstanding Shares that Koninklijke KPN N.V. does not already own.

       11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. THE STOCKHOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN CERTIFICATES HAVE BEEN FOLLOWED.

IMPORTANT: TO TENDER SHARES PURSUANT TO THE OFFER, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OR THE TENDERING STOCKHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                            IMPORTANT TAX INFORMATION

       Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct taxpayer identification number on Substitute Form W-9 below. If such stockholder is an individual, the taxpayer identification number is his social security number. If the Depositary is not provided with the correct taxpayer identification number of the certifications described above, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 30%.

       Certain stockholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such Forms can be obtained from the Depositary or from the Internal Revenue Service. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" in Part II of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

       If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the stockholder. Backup withholding is not an additional income tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service by filing an appropriate claim.

                         PURPOSE OF SUBSTITUTE FORM W-9

       To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct taxpayer identification number by completing the form contained herein certifying that
(1) the taxpayer identification number provided on Substitute Form W-9 is correct and (2) the stockholder is not subject to backup withholding, or claiming that the stockholder is a U.S. exempt payee.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

       The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

  -------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE
                                                             Name____________________________________________
  Form W-9
                                                             --------------------------------------------------------

                                                             Business Name____________________________________

                                                             --------------------------------------------------------

                                                             Address__________________________________________

                                                                             (NUMBER AND STREET)

                                                              -------------------------------------------------------

                                                             (CITY)                    (STATE)          (ZIP CODE)

                                                             ----------------------------------------------------------

                                                             Check appropriate box:
                                                             Individual/Sole Proprietor [ ]       Corporation     [ ]
                                                             Partnership                [ ]       Other (specify) [ ]
  ---------------------------------------------------------------------------------------------------------------------
  Request for        Part 1 - Please provide your taxpayer or identification    Social Security Number(s) or Employer
  Taxpayer           number in the box at right, or if awaiting your taxpayer   Identification Number:
  Identification     or identification number write "Applied for" and certify
  Number and         by signing and dating below.
  Certification
                     --------------------------------------------------------------------------------------------------
                     Part 2 - For payees exempt from backup withholding. See the enclosed "Guidelines for
                     Certification of Taxpayer Identification Number on Substitute Form W-9."
                     --------------------------------------------------------------------------------------------------
                     Part 3 - Certification
                     Under penalties of perjury, I certify that:
                     (1) the number shown on this form is my correct Taxpayer Identification Number;
                     (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding,
                     (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interests or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                     (3) I am a United States person (including a United States resident alien).
  ---------------------------------------------------------------------------------------------------------------------
                     CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the
                     IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
  ----------------------------------------------------------------------------------------------------------------------

  Signature________________________________________________________________  Date______________

  ----------------------------------------------------------------------------------------------------------------------

       NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                        The Depositary for the Offer is:

                          Mellon Investor Services LLC

           By Mail:                            By Hand:                                 By Courier:
 Mellon Investor Services LLC        Mellon Investor Services LLC           Mellon Investor Services LLC
     Post Office Box 3301              120 Broadway, 13th Floor         85 Challenger Road - Mail Drop-Reorg
  South Hackensack, NJ 07606              New York, NY 10271              Ridgefield Park, NJ 07660 Attn:
Attn: Reorganization Department     Attn: Reorganization Department          Reorganization Department

           By Facsimile transmission (For Eligible Institutions only):
                                 (201) 296-4293

                 Confirm receipt of facsimile by telephone only:
                                 (201) 296-4860

       Questions and requests for assistance, requests for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below, and will be furnished promptly at the Everest Acquisition's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                     The Information Agent for the Offer is:

                              D.F. King & Co., Inc.
                                 77 Water Street
                               New York, NY 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                    All Others Call Toll-Free: (800) 659-5550